Exhibit 1.01

Conflict Minerals Report of Trimble Navigation Limited for Calendar Year 2014

We have made statements in this conflict minerals report that may constitute forward-looking statements about our plans to take additional actions or to implement additional policies or procedures with respect to our due diligence efforts to determine the origin of certain minerals contained in our products. We undertake no obligation to publically update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Our reporting obligations under the conflict minerals rules may change in the future and our ability to implement certain processes or obtain information from our suppliers may differ materially from those anticipated or implied in this report.

Introduction

This is the Conflict Minerals Report of Trimble Navigation Limited for the 2014 calendar year in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended. A copy of this Conflict Minerals Report is publicly available on our website at:

https://www.trimble.com/Corporate/Environmental_Compliance.aspx?tab=Conflict_Minerals_Policy_~_Disclosure.

Rule 13p-1 requires that all publicly traded companies report annually on the presence of certain minerals, characterized as conflict minerals, including tin, tantalum, tungsten or gold (“3TG” or “conflict minerals”), in the products that they manufacture or contract to manufacture, and demonstrate the proper level of due diligence in determining whether these minerals originated from the Democratic Republic of the Congo or an adjoining country (collectively, “Covered Countries”) or from scrap or recycled sources and whether they directly or indirectly finance or benefit armed groups in the Covered Countries.

Business Overview

Trimble provides technology solutions that enable professionals and field mobile workers to improve or transform their work processes. Our solutions, which can include a combination of hardware, software and services, are used across a range of industries including agriculture, architecture, civil engineering, construction, environmental management, government, natural resources, transportation and utilities. Representative Trimble customers include engineering and construction firms, contractors, surveying companies, farmers and agricultural companies, enterprise firms with large-scale fleets, energy, mining and utility companies, and state, federal and municipal governments.

We design and manufacture, or have manufactured on our behalf, thousands of different hardware products ranging across multiple business divisions within our key business segments of Engineering and Construction, Field Solutions, Mobile Solutions and Advanced Devices. Many of these hardware products, which are typically based upon positioning or location technologies, including GPS, lasers and optics, are built by our contract manufacturing partners.

Our contract manufacturing partners are responsible for significant material procurement, assembly and testing. We generally manage product design and are involved in qualifying suppliers and key components used in our products. We are many levels removed from the mining or processing of minerals in the supply-chain, however, and we do not directly source, or manage the sourcing of, raw materials, including conflict minerals.

Many of our hardware products are designed with printed circuit boards, connectors, sheet metal and other electrical mechanical assemblies that may contain tin, tantalum, tungsten and gold. The components used in our products that contain these metals are required for the functionality of our products.

Conflict Minerals Program

Trimble is committed to sourcing components and materials from companies that share our values concerning human rights, ethics and environmental responsibility. Our Conflict Minerals Policy Statement is published on our public website at:

https://www.trimble.com/Corporate/Environmental_Compliance.aspx?tab=Conflict_Minerals_Policy_~_Disclosure.

Tracing 3TG back to their country of origin is a complex task that requires, among other things, surveying suppliers in our supply chain to understand what programs they have in place for tracing the source of minerals supplied to us or included in products supplied to us. Trimble uses and requires its suppliers to use the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative (“EICC/GeSI”) Conflict Minerals Reporting Template (“Reporting Template”) as part of our due diligence procedures to determine the source and chain of custody of the conflict minerals in the parts or components that are supplied to us. We are also continually focused on improving and refining our data collection practices and improving responsiveness from our suppliers.

2014 Improvements

For 2014, we began a new extensive assessment of our supply chain to identify in-scope suppliers for our hardware products that contain 3TG. The following were some of the improvements that we made to our conflict minerals program during 2014:

•	We developed a new data management system to work with our in-house enterprise resource planning (“ERP”) systems. The new system provides more detailed product-level information and better internal visibility and management of collected data, which enhances our ability to assess supply chain information and risk. This internal data management system functions as our primary platform for data collection, data reporting and document archiving in connection with our conflict minerals assessment. Among other features, it allows for the automated distribution of Reporting Templates to suppliers and manages the information that we receive back from suppliers.

•	We established standardized processes for more thoroughly capturing supplier information across all of our significant business areas, including from recently acquired businesses.

•	We became a member of the Conflict-Free Sourcing Initiative (“CFSI”), which offers us access to more detailed information regarding smelters and their conflict-free status.

•	We developed a more detailed database of smelter information compiled from various sources, including CFSI, the Department of Commerce List of World Wide Conflict Minerals Processing Facilities Report, the Tin Supply Chain Initiative List and The London Bullion Market Good Delivery Lists. We are able to use the information from this database to better analyze the information obtained from our suppliers.

Due Diligence Design and Measures

We have designed our due diligence program in accordance with the framework in the “Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Second Edition),” and the related supplements, published by the Organization for Economic Cooperation and Development.

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In addition to the 2014 improvements described above, we have taken the following measures as part of our due diligence program:

•	Starting with the first reporting period in 2013, we appointed a program manager to monitor our conflict minerals activities and established an internal cross-functional conflict minerals steering committee with representatives from key corporate function areas such as Quality, Operations, Finance, Legal and Materials.

•	In 2013, we amended our template terms of purchase to require suppliers to assist us in complying with applicable provisions of Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, including notifying us of their use of conflict minerals.

•	We reviewed production suppliers within our ERP systems to identify suppliers of 3TG and send to them the Reporting Template to collect sourcing information.

•	We have a defined business process for managing outbound notifications to suppliers and inbound responses and queries from suppliers, including steps for addressing incomplete and vague information provided and taking necessary action to follow up with the suppliers. We have a Supplier Risk Mitigation Process to manage and escalate with appropriate personnel the existence of suppliers that are not responsive to the survey or that indicate they source 3TG from the Covered Countries.

•	We conduct supplier training through presentations and webinars, provide orientation materials and resources to our suppliers to assist them in completing the Reporting Templates, and provide email and help desk phone support to answer suppliers’ questions.

•	We compile supplier information returned to us through the Reporting Templates, and cross-reference this against a database of smelter information, to identify the smelter facilities that produce conflict minerals that may supply components included in our hardware products.

Data Collection and Assessment for 2014

For 2014, after reviewing our existing and new suppliers, we identified 1,233 suppliers as potential sources of 3TG. We requested that all such in-scope suppliers complete the Reporting Template.

Based on the responses received from suppliers, we identified 533 potential smelters within our supply chain. Comparing such responses against our database of smelter information, we were able to identify the following: 297 of such smelters were “Known” smelters that are recognized by the CFSI Smelters List or other published resources, such as the Department of Commerce List of World Wide Conflict Minerals Processing Facilities Report, the Tin Supply Chain Initiative List and The London Bullion Market Good Delivery Lists; and 236 of such smelters were “Unknown” smelters that were not recognized by the CFSI Smelters List or otherwise. Such smelters are listed in Annex I below.

We reviewed the information provided by our suppliers for the 2014 reporting period and assessed this information against various resources, including the CFSI Smelters List and other CFSI information, the Department of Commerce List of World Wide Conflict Minerals Processing Facilities Report and the Tin Supply Chain Initiative List. From this, we identified 46 suppliers that potentially sourced 3TG from the Covered Countries, and identified a total of 14 smelters (2 Tin; 1 Tungsten; 9 Tantalum; and 2 Gold) that were potential sources of 3TG for such suppliers. All such 14 smelters were certified by CFSI to be Conflict Free.

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Determination

On the basis of the measures we have taken, as described above, we do not have sufficient information to determine the country of origin of all of the conflict minerals contained in our products. We did not receive responses from many of our suppliers and the information provided by some suppliers was incomplete and unverifiable. However, based on the information provided by our suppliers, as well as information from the CFSI and other sources, we believe that the countries of origin of conflict minerals contained in our products include the countries listed in Annex II below.

Risk Mitigation and Future Due Diligence Measures

We intend to take the following measures in 2015 to further mitigate any risk that the conflict minerals in our products could directly or indirectly finance or benefit armed groups in the Covered Countries:

•	Outsource certain data management efforts to a third party vendor so that we can increase our capabilities in managing our 2015 conflict minerals assessment of suppliers, including our ability to capture, analyze and internally flag supplier information for follow-up.

•	Focus on increasing responsiveness, and obtaining more relevant information from, our suppliers by working with a third party partner that specializes in managing supplier notification, escalation and responsiveness.

•	Continue to refine our supplier-based risk assessment by improving efforts to identify in-scope suppliers, solicit supplier responses to the Reporting Template and assess supplier responses to further determine the source of conflict minerals contained in our products.

•	Review our supplier risk mitigation process to assess additional steps we may take to address situations where suppliers are unresponsive or provide incomplete information.

•	Continue monitoring our supply chain activities, keep current with changes or updates in relevant laws and update our related policies and procedures as appropriate.

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ANNEX I

Known Smelters

Metal	Smelter / Refiner Name	Country of Origin
Gold	AIDA CHEMICAL INDUSTRIES CO. LTD.	Japan
Gold	ALLGEMEINE GOLD- UND SILBERSCHEIDEANSTALT A.G.	Germany
Gold	ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	Uzbekistan
Gold	ANGLOGOLD ASHANTI MINERA O LTDA	Brazil
Gold	ARGOR-HERAEUS SA	Switzerland
Gold	ASAHI PRETEC CORPORATION	Japan
Gold	ASAKA RIKEN CO LTD	Japan
Gold	ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	Turkey
Gold	AURUBIS AG	Germany
Gold	BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	Philippines
Gold	BAUER WALSER AG	Germany
Gold	BOLIDEN AB	Sweden
Gold	C. HAFNER GMBH + CO. KG	Germany
Gold	CARIDAD	Mexico
Gold	CCR REFINERY GLENCORE CANADA CORPORATION	Canada
Gold	CENDRES & METAUX SA	Switzerland
Gold	CHIMET SPA	Italy
Gold	CHINA NATIONAL GOLD GROUP CORPORATION	China
Gold	CHUGAI MINING	Japan
Gold	CODELCO	Chile
Gold	COLT REFINING	United States
Gold	DAEJIN INDUS CO. LTD	Korea, Republic Of
Gold	DAERYONGENC	Korea, Republic Of
Gold	DAYE NON-FERROUS METALS MINING LTD.	China
Gold	DO SUNG CORPORATION	Korea, Republic Of
Gold	DODUCO	Germany
Gold	DOWA GOLD	Japan
Gold	ECO-SYSTEM RECYCLING CO., LTD.	Japan
Gold	FSE NOVOSIBIRSK REFINERY	Russia
Gold	GANSU SEEMINE MATERIAL HI-TECH CO LTD	China
Gold	GUANGDONG JINDING GOLD LIMITED	China
Gold	GUANGDONG, GAOYAO	China
Gold	HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	China
Gold	HEIMERLE + MEULE GMBH	Austria
Gold	HERAEUS LTD HONG KONG	China
Gold	HERAEUS PRECIOUS METALS GMBH & CO. KG	Germany
Gold	HUNAN CHENZHOU MINING INDUSTRY GROUP	China
Gold	HWASUNG CJ CO. LTD	Korea, Republic Of

Gold	INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE COMPANY LIMITED	China
Gold	ISHIFUKU METAL INDUSTRY CO., LTD.	Japan
Gold	ISTANBUL GOLD REFINERY	Turkey
Gold	JAPAN MINT	Japan
Gold	JIANGXI COPPER COMPANY LIMITED	China
Gold	JOHNSON MATTHEY INC	United States
Gold	JOHNSON MATTHEY LIMITED	Canada

Gold	JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	Russia
Gold	JSC URALECTROMED	Russia
Gold	JX NIPPON MINING & METALS CO., LTD	Japan
Gold	KAZZINC LTD	Kazakhstan
Gold	KENNECOTT UTAH COPPER LLC	United States
Gold	KOJIMA CHEMICALS COMPANY	Japan
Gold	KOREA METAL CO. LTD	Korea, Republic Of
Gold	KYRGYZALTYN JSC	Kyrgyzstan
Gold	L’ AZURDE COMPANY FOR JEWELRY	Australia
Gold	LINGBAO JINYUAN TONGHUI REFINERY CO. LTD.	China
Gold	LS-NIKKO COPPER INC	Korea
Gold	LUOYANG ZIJIN YINHUI METAL SMELT CO LTD	China
Gold	MATERION	United States
Gold	MATSUDA SANGYO	Japan
Gold	METALOR TECHNOLOGIES (HONG KONG) LTD	China
Gold	METALOR TECHNOLOGIES (SINGAPORE) PTE. LTD.	Singapore
Gold	METALOR TECHNOLOGIES (SUZHOU)	China
Gold	METALOR TECHNOLOGIES SA	Switzerland
Gold	METALOR USA REFINING CORPORATION	United States
Gold	MET-MEX PE OLES, S.A.	Mexico
Gold	MITSUBISHI MATERIALS CORPORATION	Japan
Gold	MITSUI MINING & SMELTING GOLD	Japan
Gold	MMTC-PAMP INDIA PVT. LTD	India
Gold	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	Russia
Gold	NADIR METAL RAFINERI SAN. VE TIC. A.	Turkey
Gold	NAVOI MINING AND METALLURGICAL COMBINAT	Uzbekistan
Gold	NIHON MATERIAL CO. LTD	Japan
Gold	OHIO PRECIOUS METALS, LLC.	United States
Gold	OHURA PRECIOUS METAL INDUSTRY CO., LTD	Japan
Gold	OJSC THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT (OJSC KRASTVETMET)	Russia
Gold	OJSC KOLYMA REFINERY	Russia
Gold	PAMP SA	Switzerland
Gold	PAN PACIFIC COPPER CO. LTD	Japan
Gold	PENGLAI PENGGANG GOLD INDUSTRY CO LTD	China
Gold	PERTH MINT REFINERY	United States
Gold	PRIOKSKY PLANT OF NON-FERROUS METALS	Russia
Gold	PT ANEKA TAMBANG (PERSERO) TBK	Indonesia
Gold	PX PRECINOX SA	Switzerland
Gold	RAND REFINERY (PTY) LTD	South Africa
Gold	REPUBLIC METALS CORPORATION	United States
Gold	ROYAL CANADIAN MINT	Canada
Gold	SABIN METAL CORP.	United States
Gold	SAMWON METALS CORP.	Korea, Republic Of
Gold	SCHONE EDELMETAAL	The Netherlands
Gold	SEMPSA JOYERIA PLATERIA SA	Spain
Gold	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD	China
Gold	SHANDONG ZHONGKUANG GROUP	Japan
Gold	SINGWAY TECHNOLOGY CO., LTD.	Taiwan
Gold	SO ACCURATE REFING GROUP	United States
Gold	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	Russia
Gold	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	Taiwan

Gold	SUMITOMO METAL MINING CO., LTD.	Japan
Gold	SUZHOU XINGRUI NOBLE	China
Gold	T.C.A S.P.A	Italy
Gold	TANAKA KIKINZOKU KOGYO K.K.	Japan
Gold	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	China
Gold	THE REFINERY OF SHANDONG GOLD MINING CO., LTD	China
Gold	TOKURIKI HONTEN CO., LTD	Japan
Gold	TONGLING NONFERROUS METALS GROUP CO., LTD	China
Gold	TORECOM	Korea, Republic Of
Gold	UMICORE BRASIL LTDA	Brazil
Gold	UMICORE PRECIOUS METALS THAILAND	Thailand
Gold	UMICORE SA BUSINESS UNIT PRECIOUS METALS REFINING	Belgium
Gold	UNITED PRECIOUS METAL REFINING INC.	United States
Gold	VALCAMBI SA	Switzerland
Gold	WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	Australia
Gold	XSTRATA CANADA CORPORATION	Canada
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	Japan
Gold	YANTAI GUODASAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO. LTD.	China
Gold	YOKOHAMA METAL CO LTD	Japan
Gold	YUNNAN COPPER INDUSTRY CO LTD	China
Gold	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	China
Gold	ZIJIN MINING GROUP CO. LTD	China
Tantalum	CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	China
Tantalum	CONGHUA	China
Tantalum	CONGHUA TANTALUM AND NIOBIUM SMELTRY TANTALUM	China
Tantalum	D-BLOCK METALS, LLC	United States
Tantalum	DUOLUOSHAN	China
Tantalum	EXOTECH INC.	United States
Tantalum	F&X	China
Tantalum	FIR METALS & RESOURCE CO., LTD.	China
Tantalum	GANNON & SCOTT	United States
Tantalum	GLOBAL ADVANCED METALS	United States
Tantalum	GLOBAL ADVANCED METALS AIZU	Japan
Tantalum	GLOBAL ADVANCED METALS BOYERTOWN	United States
Tantalum	GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	China
Tantalum	GUIZHOU ZHENHUA XINYUN TECHNOLOGY LTD., KAILI BRANCH	China
Tantalum	H.C. STARCK CO., LTD.	Thailand
Tantalum	H.C. STARCK GMBH	Germany
Tantalum	H.C. STARCK GMBH GOSLAR	Germany
Tantalum	H.C. STARCK GMBH LAUFENBURG	Germany
Tantalum	H.C. STARCK HERMSDORF GMBH	Germany
Tantalum	H.C. STARCK SMELTING GMBH & CO.KG	Germany
Tantalum	H.C. STARK INC.	United States
Tantalum	H.C. STARK LTD.	Japan
Tantalum	HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	China
Tantalum	HI-TEMP	United States
Tantalum	JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	China
Tantalum	JIUJIANG JINXIN NONFERROUS METALS CO. LTD.	China
Tantalum	JIUJIANG TAMBRE	China
Tantalum	JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO, LTD	China
Tantalum	JX NIPPON MINING & METALS GROUP TANTALUM	Japan

Tantalum	KEMET BLUE METALS	United States
Tantalum	KEMET BLUE POWDER	United States
Tantalum	KEMET CORP	United States
Tantalum	KING-TAN TANTALUM INDUSTRY LTD	China
Tantalum	LMS BRASIL S.A.	Brazil
Tantalum	METALLURGICAL PRODUCTS INDIA (PVT.) LTD.	India
Tantalum	MINERACAO TABOCA S.A.	Brazil
Tantalum	MITSUI MINING & SMELTING	Japan
Tantalum	MOLYCORP SILMET	Estonia
Tantalum	NINGXIA (OTIC)	China
Tantalum	PLANSEE	Austria
Tantalum	QUANTUMCLEAN	United States
Tantalum	RFH	China
Tantalum	SHANGHAI JIANGXI METALS CO. LTD	China
Tantalum	SOLIKAMSK METAL WORKS	Russia
Tantalum	TAKI CHEMICALS	Japan
Tantalum	TANTALITE RESOURCES	South Africa
Tantalum	TELEX	United States
Tantalum	ULBA	Kazakhstan
Tantalum	XINXING HAORONG ELECTRONIC MATERIAL CO., LTD.	China
Tantalum	YICHUN JIN YANG RARE METAL CO., LTD	China
Tantalum	ZHUZHOU CEMENT CARBIDE	China
Tin	ALPHA	United States
Tin	CHINA RARE METAL MATERIALS COMPANY	China
Tin	CHINA TIN GROUP CO., LTD.	China
Tin	CNMC (GUANGXI) PGMA CO. LTD.	China
Tin	COOKSON	United States
Tin	COOPER SANTA	Brazil
Tin	CV DS JAYA ABADI	Indonesia
Tin	CV DUTA PUTRA BANGKA	Indonesia
Tin	CV GITA PESONA	Indonesia
Tin	CV JUSTINDO	Indonesia
Tin	CV MAKMUR JAYA	Indonesia
Tin	CV NURJANAH	Indonesia
Tin	CV PRIMA TIMAH UTAMA	Indonesia
Tin	CV SERUMPUN SEBALAI	Indonesia
Tin	CV UNITED SMELTING	Indonesia
Tin	DONGGUAN QIANDAO METAL TIN PRODUCT CO., LTD.	China
Tin	DOWA	Japan
Tin	EM VINTO	Bolivia
Tin	ESTANHO DE ROND NIA S.A.	Brazil
Tin	FENIX METALS	Poland
Tin	GEJIU NON-FERROUS	China
Tin	GEJIU ZI-LI	China
Tin	GOLD BELL GROUP	China
Tin	HUICHANG JINSHUNDA TIN CO. LTD	China
Tin	JIANGXI NANSHAN	China
Tin	KAI UNITA TRADE LIMITED LIABILITY COMPANY	China
Tin	LINWU XIANGGUI SMELTER CO	China
Tin	LIUZHOU CHINA TIN	China
Tin	MAGNU’S MINERAIS METAIS E LIGAS LTDA	Brazil

Tin	MALAYSIA SMELTING CORP	Malaysia
Tin	MELT METAIS E LIGAS S/A	Brazil
Tin	METALLO CHIMIQUE	Belgium
Tin	MINERA O TABOCA S.A.	Brazil
Tin	MINMETALS GANZHOU TIN CO. LTD.	China
Tin	MINSUR	Peru
Tin	MITSUBISHI MATERIALS CORP	Japan
Tin	MITSUI MINING AND SMELTING TIN	Japan
Tin	NOVOSIBIRSK	Russia
Tin	O.M. MANUFACTURING (THAILAND) CO., LTD.	Thailand
Tin	OM MANUFACTURING PHILS. INC.	Philippines
Tin	OMSA	Bolivia
Tin	PT ALAM LESTARI KENCANA	Indonesia
Tin	PT ARTHA CIPTA LANGGENG	Indonesia
Tin	PT ATD MAKMUR MANDIRI JAYA	Indonesia
Tin	PT BABEL INTI PERKASA	Indonesia
Tin	PT BABEL SURYA ALAM LESTARI	Indonesia
Tin	PT BANGKA KUDAI TIN	Indonesia
Tin	PT BANGKA PUTRA KARYA	Indonesia
Tin	PT BANGKA TIMAH UTAMA SEJAHTERA	Indonesia
Tin	PT BANGKA TIN INDUSTRY	Indonesia
Tin	PT BELITUNG INDUSTRI SEJAHTERA	Indonesia
Tin	PT BILLITIN MAKMUR LESTARI	Indonesia
Tin	PT BUKIT TIMAH	Indonesia
Tin	PT DS JAYA ABADI	Indonesia
Tin	PT EUNINDO USAHA MANDIRI	Indonesia
Tin	PT FANG DI MULTINDO	Indonesia
Tin	PT HP METALS INDONESIA	Indonesia
Tin	PT KARIMUN MINING	Indonesia
Tin	PT KOBA TIN	Indonesia
Tin	PT MITRA STANIA PRIMA	Indonesia
Tin	PT PANCA MEGA	Indonesia
Tin	PT PRIMA TIMAH UTAMA	Indonesia
Tin	PT REFINED BANKA TIN	Indonesia
Tin	PT SARIWIGUNA BINASENTOSA	Indonesia
Tin	PT SEIRAMA TIN INVESTMENT	Indonesia
Tin	PT STANINDO INTI PERKASA	Indonesia
Tin	PT SUMBER JAYA INDAH	Indonesia
Tin	PT SUPRA SUKSES TRINUSA	Indonesia
Tin	PT TAMBANG TIMAH	Indonesia
Tin	PT TIMAH	Indonesia
Tin	PT TIMAH NUSANTARA	Indonesia
Tin	PT TININDO INTER NUSA	Indonesia
Tin	PT TOMMY UTAMA	Indonesia
Tin	PT YINCHENDO MINING INDUSTRY	Indonesia
Tin	RUI DA HUNG	Taiwan
Tin	SHAO XING TIAN LONG TIN MATERIALS CO. LTD.	China
Tin	SOFT METAIS, LTDA.	Brazil
Tin	SUMITOMO METAL MINING TIN	Japan
Tin	THAISARCO	Thailand
Tin	WHITE SOLDER METALURGIA	Brazil

Tin	YUNNAN CHENGFENG	China
Tin	YUNNAN TIN COMPANY LIMITED	China
Tungsten	A.L.M.T.	Japan
Tungsten	AIR PRODUCTS	United States
Tungsten	ATI METALWORKING PRODUCTS	United States
Tungsten	CHAOZHOU XIANGLU TUNGSTEN INDUSTRY CO LTD	China
Tungsten	CHENZHOU DIAMOND TUNGSTEN	China
Tungsten	CHINA MINMETALS CORP.	China
Tungsten	CHONGYI ZHANGYUAN TUNGSTEN CO LTD	China
Tungsten	DAYU WEILIANG TUNGSTEN CO., LTD.	China
Tungsten	FUJIAN JINXIN TUNGSTEN CO., LTD.	China
Tungsten	GANXIAN SHIRUI NEW MATERIAL COMPANY	China
Tungsten	GANZHOU GRAND SEA W & MO GROUP CO LTD	China
Tungsten	GANZHOU HUAXING TUNGSTEN	China
Tungsten	GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	China
Tungsten	GANZHOU NONFERROUS METALS SMELTING CO LTD.	China
Tungsten	GANZHOU SEADRAGON W & MO CO., LTD.	China
Tungsten	GLOBAL TUNGSTEN & POWDERS CORP	United States
Tungsten	GUANGDONG XIANGLU TUNGSTEN	China
Tungsten	H.C. STARCK GMBH TUNGSTEN	Germany
Tungsten	HC STARCK GMBH	Russia
Tungsten	HUNAN CHENZHOU MINING GROUP CO	China
Tungsten	HUNAN CHUN-CHANG NONFERROUS SMELTING & CONCENTRATING CO., LTD.	China
Tungsten	IZAWA METAL CO., LTD	Thailand
Tungsten	JAPAN NEW METALS CO LTD	Japan
Tungsten	JIANGXI GAN BEI TUNGSTEN CO., LTD.	China
Tungsten	JIANGXI MINMETALS GAO’AN NON-FERROUS METALS CO., LTD.	China
Tungsten	JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	China
Tungsten	JIANGXI RICHSEA NEW MATERIALS CO., LTD.	China
Tungsten	JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	China
Tungsten	JIANGXI TUNGSTEN INDUSTRY CO LTD	China
Tungsten	JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	China
Tungsten	JIANGXI YAOSHENG TUNGSTEN CO., LTD.	China
Tungsten	KENNAMETAL HUNTSVILLE	United States
Tungsten	KENNAMETAL INC.	United States
Tungsten	MALIPO HAIYU TUNGSTEN CO., LTD.	China
Tungsten	MITSUBISHI MATERIALS CORPORATION TUNGSTEN	Japan
Tungsten	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	Japan
Tungsten	NORTH AMERICAN TUNGSTEN	Canada
Tungsten	PAN PACIFIC CORP	Japan
Tungsten	TAEGUTEC	Korea
Tungsten	TEJING (VIETNAM) TUNGSTEN CO LTD	Vietnam
Tungsten	VIETNAM YOUNGSUN TUNGSTEN	Vietnam
Tungsten	WOLFRAM BERGBAU UND H TTEN AG	Austria
Tungsten	WOLFRAM COMPANY CJSC	Russia Federation
Tungsten	XIAMEN TUNGSTEN (H.C.) CO., LTD.	China
Tungsten	XIAMEN TUNGSTEN CO LTD	China
Tungsten	XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	China

Unknown Smelters

Metal	Smelter / Refiner Name	Country of Origin
Gold	ACADE NOBLE METAL (ZHAO YUAN) CORPORATION	China
Gold	ACADEMY PRECIOUS METALS(CHINA)CO., LTD	China
Gold	AGR MATTHEY	Australia
Gold	ALLIED MATERIAL	China
Gold	ALTLANTIC METALS	United States
Gold	AMERICAN IRON AND METAL	Canada
Gold	BAIYIN NONFERROUS GROUP CO., LTD	China
Gold	BANGALORE REFINARY PVT LTD	India
Gold	BARRICK GOLD CORPORATION	Canada
Gold	BEIJING ZENITH MATERIALS	China
Gold	BEST METAIS E SOLDAS S.A.	Brazil
Gold	CHINA SINO-PLATINUM METALS	China
Gold	CHINA GOLD INTERNATIONAL RESOURCES	China
Gold	CHINA GOLDDEAL	China
Gold	CHINA MINMETALS	China
Gold	CHINA’S NONFERROUS MINING GROUP CO., LTD	China
Gold	CNMC (GUANGXI) PGMA CO. LTD.	China
Gold	COOKSON SEMPSA	Spain
Gold	CV UNITED SMELTING	Indonesia
Gold	ESG EDELMETALLSERVICE GMBH & CO. KG	Germany
Gold	ETHIOPIAN MINERALS DEVELOPMENT	Ethiopia
Gold	EXOTECH	United States
Gold	FAGGI ENRICO SPA	Italy
Gold	FENIX METALS	Poland
Gold	GOLD BELL GROUP	China
Gold	GUANGDONG MINGFA PRECIOUS METAL CO., LTD	China
Gold	GUANGXI PINGGUI PGMA CO., LTD GOLD	China
Gold	HANA-HIGH METAL	China
Gold	HARMONY GOLD MINING CO.	Africa
Gold	HERAEUS	China
Gold	HUICHANG JINSHUNDA TIN CO. LTD	China
Gold	JAPAN NEW METAL	Japan
Gold	JEAN GOLDSCHMIDT INTERNATIONAL	Belgium
Gold	JHONSON MATTEHEY	United Kingdom
Gold	JINFENG GOLD MINE SMELTER	China
Gold	KAI UNITA TRADE	China
Gold	KENNEMETAL INC	United States
Gold	METAL DO CO. LTD.	Japan
Gold	METALLURGICAL PRODUCTS INDIA PTV LTD	India
Gold	METALOR COATINGS (TAIWAN) CORPORATION	Taiwan
Gold	MORRIS AND WATSON	New Zealand
Gold	NIHON KAGAKU SANGYO CO., LTD	Japan
Gold	NIHON SUPERIOR CO., LTD.	Japan
Gold	NITTESU MINING CO., LTD	Japan
Gold	OM MANUFACTURING	Philippines
Gold	PRECIOUS METAL SALES CORP.	United States
Gold	PT ARTHA CIPTA LANGGENG	Indonesia
Gold	SHEN ZHEN THOUSAND ISLAND LTD.	China
Gold	SHENZHEN CHEMICALS LIGHT INDUSTRY CO., LTD.	China
Gold	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO., LTD	China
Gold	SHENZHEN HONGYE TIANCHENG CHEMICAL CO. LTD	China
Gold	SHUER DER INDUSTRY CO. LTD.	China

Gold	SOFT METAIS LTDA	Brazil
Gold	SOLDER COAT	Japan
Gold	SUMISHO MATERIAL CORPORATION	Japan
Gold	SUMITOMO ELECTRIC	Japan
Gold	TAIZHOU XIN GANG ELECTRONIC MATERIAL CO., LTD	China
Gold	THE HUTTI GOLD COMPANY	India
Gold	YANTAI ZHAOJIN KANFORT PRECIOUS METALS INCORPORATED COMPANY	China
Gold	YANTAI ZHAOJIN LIFU PRECIOUS METALS CO., LTD	China
Gold	YOO CHANG METAL	Taiwan
Gold	YUNNAN METALLURGICAL GROUP	China
Gold	ZHAOJIN MINING INDUSTRY CO., LTD	China
Gold	ZHAOJIN REFINING	China
Gold	ZHONGKUANG GOLD INDUSTRY LIMITED COMPANY	China
Gold	ZHUZHOU SMELTER GROUP CO., LTD	China
Tantalum	ETHIOPIAN MINERALS DEVELOPMENT SHARE COMPANY	Ethiopia
Tantalum	JIANGXI RARE EARTH METALS	China
Tantalum	METALOR TECHNOLOGIES SA	Switzerland
Tantalum	POSCO	South Korea
Tantalum	PRAXAIR	Not Identified
Tantalum	PT ANEKA TAMBANG (PERSERO) TBK	Indonesia
Tantalum	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	Taiwan
Tantalum	TALISON MINERALS PTY LTD	United States
Tantalum	TANAKA KIKINZOKU KOGYO K.K. TANTALUM	Japan
Tantalum	TON YI INDUSTRIAL CORPORATION	Taiwan
Tantalum	YANO METAL	Japan
Tin	5N PLUS	Canada
Tin	AIM	Canada
Tin	AMALGAMATED METAL CORPORATION PLC	United Kingdom
Tin	AMPERE POLSKA SP. Z O.O.	Poland
Tin	ANSON	Japan
Tin	ASAHI PRETEC CORP	Japan
Tin	ATLANTIC METALS	United States
Tin	AURUBIS	United States
Tin	BALVER ZINN	Germany
Tin	BAOSHIDA SWISSMETALL	Switzerland
Tin	BEST METAIS	Brazil
Tin	BRIGHTON BIRCH LIMITED	China
Tin	C. HAFNER GMBH	Germany
Tin	CFC COOPERATIVA DOS FUNDIDORES DE CASSITERITA DE AMAZONIA LTDA	Brazil
Tin	CHERNAN TECHNOLOGY	Hong Kong
Tin	CHINA HONGQIAO GROUP LIMITED	China
Tin	CHINA NATIONAL NON-FERROUS	China
Tin	COOPERMETAL	Brazil
Tin	DAE KIL	South Korea
Tin	EREDI GNUTTI	Italy
Tin	EXIMETAL S.A.	Argentina
Tin	FEINHUTTE HAKSBRUCKE GMBH	Germany
Tin	GEBRUEDER KEMPER GMBH	Germany
Tin	GEJIU YUNXI CROUP CORP	China
Tin	GENESIS ALLOYS (NINGBO) LIMITED, CHINA	China
Tin	GOMAT-E-K.	Germany
Tin	GRILLO HANDEL	Germany
Tin	GUANGZHOU SPECIAL COPPER & ELECTRONICS MATERIAL CO., LTD	China
Tin	H.J.ENTHOVEN & SONS	United Kingdom
Tin	HANA-HIGH METAL	South Korea

Tin	HANDOK METAL CO., LTD	South Korea
Tin	HEESUNG MATERIAL	South Korea
Tin	HEIMERLE+MEULE GMBH	Germany
Tin	HERAEUS MATERIALS TECHNOLOGY GMBH	Japan
Tin	HERAEUS ORIENTAL HITEC CO., LTD.	China
Tin	HITACHI CABLE	United States
Tin	HI-TEMP	United States
Tin	HL THORNE	United Kingdom
Tin	IMPAG AG	Switzerland
Tin	ISHIHARA CHEMICAL CO. LTD.	Japan
Tin	JEAN GOLDSCHMIDT INTERNATIONAL	Belgium
Tin	JU TAI INDUSTRIAL CO., LTD.	China
Tin	KME	China
Tin	KUNSHAN XIN DING METAL MATERIAL LIMITED	China
Tin	LAIBIN CHINA TIN SMELTING CO., LTD.	China
Tin	LS-NIKKO COPPER	Japan
Tin	MATERION CORP	United States
Tin	MATSUDA SANGYO	Japan
Tin	METAHUB INDUSTRIES SDN. BHD.	Malaysia
Tin	METALLIC MATERIALS BRANCHL	China
Tin	METALLIC RESOURCES INC	United States
Tin	METALLUM METAL TRADING COMPANY	United Arab Emirates
Tin	METALOR USA REFINING	United States
Tin	MINCHALI METAL INDUSTRY	Taiwan
Tin	MINING & CHEMICAL PRODUCTS LTD.	United Kingdom
Tin	MITSUBISHI ELECTRIC METECS CO LTD	Japan
Tin	NATHAN TROTTER & CO. INC	United States
Tin	NIHON GENMA MFG CO., LTD.	Japan
Tin	NIHON KAGAKU SANGYO CO., LTD	Japan
Tin	NIHON SUPERIOR	Japan
Tin	NINGBO JINTIAN COPPER (GROUP ) COMPANY LIMITED	China
Tin	NIPPON FILLER METALS LTD	China
Tin	NYRSTAR	Switzerland
Tin	OPERACIONES METALUGICAS	Bolivia
Tin	OXBOW METALS	United States
Tin	PT CITRALOGAM	Indonesia
Tin	PT.INDRA ERAMULTI LOGAM INDUSTRI	Indonesia
Tin	QUALITEK DELTA PHILIPPINES	Philippines
Tin	SABIN METAL CORP	United States
Tin	SAMATRON	China
Tin	SAMWHA NON-FERROUS METAL IND. CO., LTD	Republic of Korea
Tin	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD.	China
Tin	SHANDONG ZHAOJIN GOLD & SILVER REFINERY	China
Tin	SHEN MAO SOLDER	Taiwan
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO., LTD.	China
Tin	SHUER DER INDUSTRY (JIANGSU) CO. LTD.	China
Tin	SINITRON, SHENMAO SOLDER (M) SDN. BHD.	Taiwan
Tin	SIZER METALS PTE	India
Tin	SMIC SENJU MALAYSIA	Japan
Tin	SO ACCURATE REFING GROUP	United States
Tin	SOLAR APPLIED MATERIALS	Taiwan
Tin	SOLDER COAT CO., LTD	Japan
Tin	STANDARD SP Z O.O.	Poland
Tin	SUN SURFACE TECHNOLOGY CO., LTD	Taiwan
Tin	SUNDWIGGER MESSINGWERK	Germany

Tin	SUZHOU FEIXIANG SOLDER MATERIALS CO., LTD.	China
Tin	SUZHOU JINYI JEWELRY FACTORY	China
Tin	TAICANG NANANCANG METAL MATERIAL CO., LTD	China
Tin	TAICANG QIANJING CHEMICAL CO., LTD.	China
Tin	TARUTIN KESTER CO., LTD.	United States
Tin	TCC STEEL	Korea
Tin	TENNANT METAL PTY LTD.	Australia
Tin	THAI SOLDER INDUSTRY CORP., LTD.	Thailand
Tin	THE MILLER COMPANY	United States
Tin	TIMAH INDONESIAN STATE TIN CORPORATION	Indonesia
Tin	TRAFILERIE CARLO GNUTTI	Italy
Tin	TRAXYS	Brazil
Tin	UMICORE PRECIOUS METAL	Belgium
Tin	UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	China
Tin	VICTORY WHITE METAL CO	United States
Tin	WESTERN AUSTRALIAN MINT TRADING	Australia
Tin	WESTFALENZINN	Germany
Tin	WIELAND WERKE AG	Germany
Tin	WILDSHAW LTD	United Kingdom
Tin	WILHELM WESTMETALL	Germany
Tin	WU XI SHI YI ZHENG JI XIE SHE BEI	China
Tin	WUXI ISHIKAWA METAL CO., LTD	China
Tin	XIAMEN TUNGSTEN CO. LTD	China
Tin	YIFENG TIN INDUSTRY (CHENZHOU) CO LTD	China
Tin	YOKOHAMA METAL CO	China
Tin	YUNNAN METALLURGICAL GROUP CO., LTD.	China
Tin	YUNTINIC CHEMICAL	Germany
Tin	YUN’XIN NON-FERROUS ELECTROANALYSIS LTD.	China
Tin	YUTINIC RESOURCES	United States
Tin	ZHUZHOU SMELTER GROUP CO., LTD	China
Tin	ZIJIN COPPER	China
Tin	ZU HAI HAIYUXIN TIN PRODUCTS CO., LTD.	China
Tungsten	AIDA CHEMICAL INDUSTRIES	Japan
Tungsten	ALLDYNE POWDER TECHNOLOGIES	United States
Tungsten	ATLANTIC	United States
Tungsten	BEIJING ZENITH MATERIALS	China
Tungsten	BUFFALO	United States
Tungsten	CB-CERATIZIT CN	China
Tungsten	CHIMET SPA	Italy
Tungsten	CHINA NATIONAL NON-FERROUS	China
Tungsten	COOKSON SEMPSA	Spain
Tungsten	CWB MATERIALS	United States
Tungsten	GLOBAL ADVANCED METALS	United States
Tungsten	HITACHI METALS, LTD.	United States
Tungsten	HI-TEMP SPECIALTY METAL INCORPORATED	United States
Tungsten	ILJIN DIAMOND CO., LTD	Germany
Tungsten	ISHIFUKU METAL INDUSTRY	Japan
Tungsten	ISTANBUL GOLD REFINERY	Turkey
Tungsten	JX NIPPON MINING & METALS	Japan
Tungsten	KANTO DENKA KOGYO CO., LTD	Japan
Tungsten	KYORITSU GOKIN CO., LTD.	Japan
Tungsten	LUOYANG KEWEI MOLYBDENUM & TUNGSTEN CO. LTD	China
Tungsten	MATERION ADVANCED MATERIALS THIN FILM PRODUCTS	Ireland
Tungsten	MATHESON SPECIAL GAS PRODUCTION CO. LTD OF KOREA- MGPK	Japan
Tungsten	METALOR USA REFINING CORPORATION	United States

Tungsten	MICRO 100	United States
Tungsten	MIDWEST TUNGSTEN WIRE CO.	United States
Tungsten	MINMETALS GANZHOU	China
Tungsten	MITSUI MINING & SMELTING	Japan
Tungsten	NIHON MATERIAL CO.	Japan
Tungsten	NIHON SUPERIOR	Japan
Tungsten	NIPPON MICROMETAL CORP	Japan
Tungsten	NIPPON TUNGSTEN CO., LTD.	United States
Tungsten	PLANSEE	United States
Tungsten	PRAXAIR	United States
Tungsten	PT BABEL SURYA ALAM LESTARI	Indonesia
Tungsten	PT REFINED BANGKA	Indonesia
Tungsten	SANDVIK MATERIAL TECHNOLOGY	Sweden
Tungsten	SICHUAN METALS & MATERIALS IMP & EXP CO	China
Tungsten	SINCEMAT CO, LTD	China
Tungsten	SOLAR APPLIED MATERIALS TECHNOLOGY CORP	Taiwan
Tungsten	SUNAGA TUNGSTEN INDUSTRIAL CO., LTD.	Japan
Tungsten	TANAKA KIKINZOKU KOGYO K.K.	Japan
Tungsten	TOSOH	Japan

ANNEX II

Country of Origin List

Angola	Hong Kong
Argentina	Hungary
Kenya	India
Angola	Indonesia
Australia	Ireland
Mozambique	Israel
Burundi	Japan
Austria	Kazakhstan
South Africa	Lao
Central African Republic	Luxembourg
Belgium	Madagascar
Republic of Congo	Malaysia
Bolivia	Mongolia
Rwanda	Myanmar
Brazil	Netherlands
South Sudan	Nigeria
Burundi	Peru
Uganda	Bolivia
Canada	Portugal
United Republic of Tanzania	Republic of Korea
Chile	Russian Federation
Zambia	Sierra Leone
Colombia	Singapore
Côte D’Ivoire	Slovakia
Czech Republic	Spain
Djibouti	Suriname
Egypt	Switzerland
England	Taiwan
Estonia	Thailand
Ethiopia	United Kingdom
France	United States of America
Germany	Vietnam
Guyana	Zimbabwe